Exhibit 99.2

XPO Logistics Board of Directors Approves Separation of GXO Logistics and Declares the Distribution of GXO Shares

Record date for the distribution of GXO shares will be July 23, 2021

“When-Issued” trading expected to begin on or about July 22, 2021

Distribution expected to be completed on August 2, 2021

GREENWICH, Conn. – July 13, 2021 – XPO Logistics, Inc. (NYSE: XPO) today announced that its board of directors approved the previously announced separation of its logistics segment through the distribution of all of the outstanding shares of common stock of its wholly owned subsidiary, GXO Logistics, Inc. (“GXO”), to holders of XPO common stock.

Following the separation, GXO and XPO will be independent public companies with distinct investment identities and service offerings in vast addressable markets. GXO will be the largest pure-play contract logistics provider in the world, and XPO will be a leading provider of transportation services, primarily less-than-truckload transportation and truck brokerage services.

Additional Details of the Distribution

The separation will be effected through a pro rata distribution of all outstanding shares of GXO common stock to XPO’s stockholders of record at the close of business on July 23, 2021, the record date for the distribution. If the distribution is completed, each XPO stockholder will receive one (1) share of GXO common stock for every one (1) share of XPO common stock held on the record date.

The distribution does not require shareholder approval, nor is any shareholder action necessary to receive shares in the distribution of GXO common stock. XPO will distribute an information statement to all XPO shareholders entitled to receive the distribution of GXO shares. The preliminary information statement has been included as an exhibit to GXO’s Registration Statement on Form 10 filed with the U.S. Securities and Exchange Commission and describes GXO’s business, certain risks of owning GXO common stock and other details regarding the separation and distribution.

Upon completion of the distribution, XPO will continue to trade on the New York Stock Exchange under the ticker symbol “XPO” and GXO will trade regular way on the New York Stock Exchange under the symbol “GXO”. Beginning on or about July 22, 2021 and expected to continue up to August 2, 2021, there will be two markets in XPO common stock on the NYSE: a “regular-way” market and an “ex-distribution” market. XPO common stock that trades in the “regular-way” market will trade with an entitlement to shares of GXO common stock distributed pursuant to the distribution, such that holders of XPO common stock who sell XPO shares regular way before August 2, 2021 will also be selling their right to receive shares of GXO common stock in the distribution. Shares that trade in the “ex-distribution” market will trade without an entitlement to GXO common stock distributed pursuant to the distribution. XPO investors are encouraged to consult with their financial and tax advisers regarding the specific implications of buying or selling XPO common stock on or before the distribution date and the U.S. federal, state and local or foreign tax consequences of the GXO distribution.

The distribution of GXO common stock is expected to be completed at 12:01 am, Eastern Time, on August 2, 2021, subject to the satisfaction or waiver of certain conditions, including, but not limited to, the Registration Statement on Form 10 for GXO common stock being declared effective by the U.S. Securities and Exchange Commission and other conditions described in the preliminary information statement included in GXO’s Registration Statement on Form 10 filed with the U.S. Securities and Exchange Commission. There can be no assurance regarding the ultimate timing of the distribution or that the distribution will be completed.

GXO Board of Directors

As previously announced, Brad Jacobs will serve as chairman of GXO’s board of directors. Additionally, as of the date of separation, current XPO directors Oren Shaffer, Marlene Colucci and Gena Ashe will resign from the XPO board to serve as directors of GXO. Mr. Shaffer will serve as lead independent director and Ms. Colucci will serve as vice chair.

Additionally, Clare Chatfield, senior partner with L.E.K. Consulting; Joli Gross, general counsel of United Rentals, Inc.; and Malcolm Wilson, CEO of GXO, will serve as directors of GXO, with a further appointment to follow. Biographies of GXO’s directors and executive officers are or will be included in the preliminary or final information statement that has been or will be filed with the U.S. Securities and Exchange Commission.

GXO Investor Day Presentation Online

On July 13, 2021, XPO hosted a GXO Investor Day webcast that included management’s presentation of GXO’s investment highlights, operations, technology, financial performance and growth prospects, as well as a Q&A session. Interested parties can access an archive of the webcast on gxo.com/investors from July 14 forward.

Advisors

Goldman Sachs & Co. LLC is acting as financial advisor for the separation transaction and Wachtell, Lipton, Rosen & Katz is acting as legal advisor.

About XPO Logistics

XPO Logistics, Inc. provides cutting-edge supply chain solutions to the most successful companies in the world, with two business segments: transportation and logistics. The company helps more than 50,000 customers manage their supply chains most efficiently, using a network of 1,621 locations in 30 countries and approximately 140,000 team members, including 108,000 employees and 32,000 temporary workers. The company’s corporate headquarters are in Greenwich, Conn., USA. Visit xpo.com for more information, and connect with XPO on Facebook, Twitter, LinkedIn, Instagram and YouTube.

Forward-looking Statements

This press release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are, or may be deemed to be, forward-looking statements, including the statements above regarding plans, benefits and timing of the contemplated spin-off transaction. In some cases, forward-looking statements can be identified by the use of forward-looking terms such as “anticipate,” “estimate,” “believe,” “continue,” “could,” “intend,” “may,” “plan,” “potential,” “predict,” “should,” “will,” “expect,” “objective,” “projection,” “forecast,” “goal,” “guidance,” “outlook,” “effort,” “target,” “trajectory” or the negative of these terms or other comparable terms. However, the absence of these words does not mean that the statements are not forward-looking. These forward-looking statements are based on certain assumptions and analyses made by the company in light of its experience and its perception of historical trends, current conditions and expected future developments, as well as other factors the company believes are appropriate in the circumstances.

These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions that may cause actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Factors that might cause or contribute to a material difference include, but are not limited to, the risks discussed in our filings with the SEC and the following: economic conditions generally; the severity, magnitude, duration and aftereffects of the COVID-19 pandemic and government responses to the COVID-19 pandemic; our ability to align our investments in capital assets, including equipment, service centers and warehouses, to our customers’ demands; our ability to implement our cost and revenue initiatives; our ability to successfully integrate and realize anticipated synergies, cost savings and profit improvement opportunities with respect to acquired companies; matters related to our intellectual property rights; fluctuations in currency exchange rates; fuel price and fuel surcharge changes; natural disasters, terrorist attacks or similar incidents; risks and uncertainties regarding the potential timing and expected benefits of the proposed spin-off of our logistics segment, including final approval for the proposed spin-off and the risk that the spin-off may not be completed on the terms or timeline currently contemplated, if at all; the impact of the proposed spin-off on the size and business diversity of our company; the ability of the proposed spin-off to qualify for tax-free treatment for U.S. federal income tax purposes; our ability to develop and implement suitable information technology systems and prevent failures in or breaches of such systems; our substantial indebtedness; our ability to raise debt and equity capital; fluctuations in fixed and floating interest rates; our ability to maintain positive relationships with our network of third-party transportation providers; our ability to attract and retain qualified drivers; labor matters, including our ability to manage our subcontractors, and risks associated with labor disputes at our customers and efforts by labor organizations to organize our employees; litigation, including litigation related to alleged misclassification of independent contractors and securities class actions; risks associated with our self-insured claims; risks associated with defined benefit plans for our current and former employees; and governmental regulation, including trade compliance laws, as well as changes in international trade policies and tax regimes; governmental or political actions, including the United Kingdom’s exit from the European Union; and competition and pricing pressures.

Investor Contacts

Tavio Headley

+1-203-413-4006

tavio.headley@xpo.com

Angus Tweedie

+44 (0) 7841-53-06-00

angus.tweedie@gxo.com

Media Contacts

Joe Checkler

+1-203-423-2098

joe.checkler@xpo.com

Anne Lafourcade

+33 (0)6 75 22 52 90

anne.lafourcade@gxo.com